Exhibit 10.2

AMENDED SECURITIES PURCHASE AGREEMENT

This AMENDED SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 1, 2012  is made and entered into by and between US Highland, Inc., an Oklahoma corporation (the “Company”), with its principal executive offices located at 17424 South Union Avenue, Mounds, OK, 74047, and BROOKSTONE PARTNERS LLC., (the “Purchaser”).

WHEREAS, The Company and the Purchaser previously entered into a Securities Purchase Agreement on May 18, 2011 pursuant to which the Purchaser loaned the company $700,000 (the “Original Agreement”); and

WHEREAS, The Company and the Purchaser have agreed to hereby amend the Original Agreement to reflect a new investment by the Purchaser of an additional $150,000 and the revise certain terms of the Original Agreement; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement; and,

                WHEREAS, the Purchaser desires to purchase and the Company desires to issue and sell to the Purchaser, case upon the terms and subject to the conditions set forth in this Agreement one (1) Unit (as defined below); and

                WHEREAS, this Agreement shall replace the Original Agreement in its entirety; and

                WHEREAS, any interest owed by the Company under the Original Agreement shall have continued to accrue up to the date of this Agreement and is to be paid pursuant to the terms of the Original Agreement.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Company and the Purchaser hereby agree as follows:

1.                   Purchase and Sale of Units.

(a)           Sale and Issuance of Units.  Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing (as defined below), and upon payment of the Purchase Price (as defined below), the Company agrees to sell and issue to the Purchaser up to one (1) unit (the “Units”). Each Unit shall consist of the following:

                                (i)            a ten percent (10%) convertible promissory note in substantially the form attached to the agreement as Exhibit A (the “Note”), with a term of one (1) year, which may be convertible into common stock of the Company on the terms stated therein; and,

                                (ii)           a common stock purchase warrant, in the form of Exhibit B (the “Warrant”), for the right to purchase that number of shares of Company Common Stock equal to 212,500 shares per Unit purchased, which shall be exercisable immediately and have a three (3) year term with an Exercise Price as stated therein.

                (b)           Form of Payment.  On the Closing Date: (i) the Purchaser shall pay the Purchase Price (as hereinafter defined) for each Unit at the Closing (as defined below) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, and (ii) the Company shall deliver the Notes and Warrants duly executed on behalf of the Company, to such Purchaser, against delivery of such Purchase Price.

(c)           Closing Date.  Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Notes and the Warrants pursuant to this Agreement (the “Closing Date”) shall be 10:00 a.m., Pacific time, on the date first written above, or such other mutually agreed upon time.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties and may be undertaken remotely by facsimile or other electronic transmission.

 (d)          Purchase Price; Minimum and Maximum.   The Purchase Price per Unit is $850,000.00 (the “Purchase Price”) and the Company is offering one (1) Unit for gross proceeds of $850,000.00.

2.             Representations and Warranties of the Purchaser.  The Purchaser hereby acknowledges, represents, and warrants to the Company that:

(a)           Investment Purpose.  As of the date hereof, the Purchaser is purchasing the Notes and the Warrants and the shares of Common Stock issuable upon exercise thereof (the “Warrant Shares” and, collectively the Notes, and Warrants the “Securities”) for its own account and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities, and the Purchaser has no plans to enter into any such agreement or arrangement;

(b)           Accredited Investor Status.  The Purchaser is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an “Accredited Investor”), and Purchaser has completed the “Investor Questionnaire” as attached hereto as Annex B.

(c)           Reliance on Exemptions.  Neither the  Units nor the Securities offered are registered under the Securities Act, or any state securities laws.  The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(d)           Information.   The Purchaser and its advisors, if any, acknowledges that they have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors, have carefully reviewed them and understands the information contained therein. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and the Purchaser and its Advisors have had access, through the Memorandum and/or the EDGAR system, to true and complete copies of the Company’s most recent Annual Report on Form 10-K and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) since the filing of the 10-K and prior to the date hereof and have reviewed such filings. Purchaser’s decision to enter into this Agreement has been made based solely on the independent evaluation of the Purchaser and its advisors, if any. Notwithstanding the foregoing representations, neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below.

(e)         Documents.  All documents, records, and books pertaining to the investment in the Securities have been made available, subject to certain confidentiality restrictions, for inspection by the Purchaser and its advisors, if any.

(f)            No Governmental Review.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has approved the Securities or passed upon or made any recommendation or endorsement of the Offering or confirmed the accuracy or determined the adequacy of the this Agreement. Any representation to the contrary is a criminal offense.  The Units and the Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom.

(g)           Transfer or Resale.  The Purchaser understands that:

(i)            the sale or resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless:

(A)          the Securities are sold pursuant to an effective registration statement under the Securities Act,

(B)          the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration,

(C)          the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(g) and who is an Accredited Investor,

(D)          the Securities are sold pursuant to Rule 144, or

(E)           the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”),

(ii)           and, in each case, the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company;

(iii)          neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

 (h)          Legends.  The Purchaser understands that the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended.  The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws: (i) such Security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold or (ii) such holder provides the Company with a reasonable and customary opinion of counsel to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act.  The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(i)            Authorization; Enforcement.  Each  document to which the Purchaser is a party: (i) has been duly and validly authorized, (ii) has been duly executed and delivered on behalf of the Purchaser, and (iii) will constitute, upon execution and delivery by the Purchaser thereof and the Company, the valid and binding agreements of the Purchaser enforceable in accordance with their terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

(j)            Residency.  The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

(k)          Purchaser’s Reliance. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the this Agreement or as contained in documents so furnished to the Purchaser or its advisors, if any, by the Company or the by persons acting on behalf of the Company.  The Purchaser is not relying on the Company, or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own advisors, if any.

(l)         No Solicitation. The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Units directly or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, filing with the SEC, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(m)         Brokerage Fees. The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions and other compensation to be paid by as otherwise described in this Agreement).

(n)          Independent Evaluation. The Purchaser's decision to enter into this Agreement has been made based solely on the independent evaluation of the Purchaser and its own advisors, if any, and the Purchaser, either alone or together with its advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto.

(o)         Purchaser Affiliations. The Purchaser is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or affiliated with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an affiliate of a such a broker-dealer or any person engaged in a business that would require it to be registered as a broker-dealer. In the event such Purchaser is a member of FINRA, or associated or affiliated with a member of FINRA, such Purchaser agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Securities.  Furthermore, the Purchaser is not an underwriter of the Securities, nor is it an affiliate of an underwriter of the Securities.

(p)        Risk.  The purchase of the Units represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company.  The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the Units or the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.  Legends shall be placed on the Units and the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's books.  Stop transfer instructions will be placed with the transfer agent of the Securities, if any, or with the Company.  There can be no assurance that there will be any market for resale of the Units or the Securities.

                                (q)        Suitable Investment. The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time. The Purchaser has significant prior investment experience, including investments in high risk securities. The Purchaser is knowledgeable about investments in small and thinly capitalized, development stage companies. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur.  The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive.  The investment is a suitable one for the Purchaser.

(r)        Purchaser Attributes. The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of any law applicable to it or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Units and the Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

                                (s)         Additional Information. The Purchaser and the advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company to the full satisfaction of the Purchaser and the advisors, if any. The Purchaser is satisfied that it has received adequate information with respect to all matters which it or the advisors, if any, consider material to its decision to make this investment.

(t)         Purchaser’s Information. Within five (5) business days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject. Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering.  The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities underlying the Units.

(u)        Forward Looking Statements. The Purchaser acknowledges that any estimates or forward-looking statements or projections included in this Agreement and related documents were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed and will not be updated by the Company and should not be relied upon.

(v)        Inconsistent Representations. No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its advisors, if any, in connection with the Offering which are in any way inconsistent with the information contained in this Agreement or in related documents.

                                (w)         Relationship with Company. The Purchaser’s substantive relationship with the Company or subagent through which the Purchaser is subscribing for Units predates the Company’s or such subagent's contact with the Purchaser regarding an investment in the Units.

                                (x)       Federal Regulations. The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals [1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.

                                Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations.  The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Purchaser’s identity to OFAC.  The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

                                (y)         Senior Foreign Political Figure. To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure [2], or any immediate family [3] member or close associate [4] of a senior foreign political figure, as such terms are defined in the footnotes below; and

                                (z)         Foreign Bank. If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

3.             Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchaser as of the date hereof (unless the context specifically indicates otherwise) that:

(a)           Organization and Qualification.  The Company is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

(b)           Authorization.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Units, and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the Closing.  This Agreement when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)           SEC Documents; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”).  The SEC Documents are in the form available to the public via the SEC’s EDGAR system.

(d)           No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Securities being offered hereby.

[2] A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3] “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[4] A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(e)           Finder’s Fee.  The Company  may pay, where applicable, a reasonable finder's fee (the “Fee”), not to exceed 10% of the Purchase Price.

4.             Covenants.  In addition to the other agreements and covenants set forth herein, the applicable parties hereto hereby covenant as follows:

(a)           Stop Orders.  The Company will advise the Purchaser promptly after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of the Securities, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b)           Form D; Blue Sky Laws.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

(c)           Authorization and Reservation of Shares.  The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the exercise of the outstanding Notes and Warrants and issuance of the Warrant Shares in connection therewith (based on the Exercise Price of the Warrants in effect from time to time) and as otherwise required by the Notes (collectively, the “Reserved Amount”).  The Company shall not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants.  If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 4(c), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the shares of the Company’s officers and directors in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount.  The Company shall use its best efforts to obtain such stockholder approval within thirty (30) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved Shares.

(d)           Corporate Existence.  So long as the Purchaser beneficially owns the Notes or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction: (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly-traded corporation whose Common Stock is listed for trading on the OTCBB, Nasdaq National Market, Nasdaq Capital Market, American Stock Exchange or New York Stock Exchange.

5.             Conditions to the Company’s Obligation to Sell.  The obligation of the Company hereunder to issue and sell the Notes and Warrants to a Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)           The Purchaser shall have executed this Agreement, and delivered the same to the Company.

(b)           The Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

(c)           The representations and warranties of the applicable Purchaser shall be true and correct in all material respects, and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

(d)           No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.             Conditions to the Purchaser’s Obligation to Purchase.  The obligation of the Purchaser hereunder to purchase the Notes and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion:

(a)           to the Purchaser duly executed Notes (in such denominations as the Purchaser shall request) and Warrants in accordance with Section 1(a) above.

(b)           The representations and warranties of the Company shall be true and correct in all material respects, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c)           No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.             [Intentionally Deleted].

8.             Governing Law; Jurisdiction.  This agreement shall be enforced, governed by and construed in accordance with the laws of the state of Oklahoma applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflicts of law.

9.             Miscellaneous.

(a)           Counterparts; Signatures by Facsimile.  This Agreement may be executed in one or more counterparts.  Each of such counterparts shall be deemed an original, and all of which shall, when taken together, constitute one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party (including in the manner described above), may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(b)           Headings.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(c)           Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(d)           Entire Agreement; Amendments.  This Agreement, the other Transaction Documents and the instruments, documents and schedules referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the

Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Purchaser.

(e)           Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission, with printed confirmation of receipt, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

US Highland, Inc.

17424 South Union Avenue,

Mounds, OK 74047

Attention: Mr. John Fitzpatrick, CEO

Telephone: 918-296-9799

If to a Purchaser:                 BROOKSTONE PARTNERS LLC

Each party shall provide notice to the other party of any change in address, telephone or facsimile number.

(f)            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.  Notwithstanding the foregoing, but subject to the provisions of Section 2(g) hereof, any Purchaser may, without the consent of the Company, assign its rights hereunder to any person that purchases Securities in a private transaction from a Purchaser or to any of its “affiliates,” as that term is defined under the Exchange Act.

(g)           Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h)           Survival; Indemnification; Limitation on Liability.

(i)            The representations and warranties of the Purchaser and the Company set forth in Sections 2 and 3 hereof shall survive for 18 months following the Closing Date notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser or the Company, as applicable. The agreements and covenants of the Company set forth in Section 4 shall survive for so long as any Purchaser beneficially owns any Securities.

(ii)           The Company agrees to indemnify and hold harmless the Purchaser and all of their respective officers, directors, employees, agents and representative from and against any and all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature (“Losses”), incurred by or imposed upon any such party arising as a result of or related to any actual or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(iii)          The Purchaser agrees, severally but not jointly, to indemnify and hold harmless the Company and its officers, directors, employees and agents for Losses arising as a result of or related to any actual or alleged breach any breach by such Purchaser of any of its representations or warranties set forth in Section 2 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(iv)          Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)            No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

US HIGHLAND, INC.

By: __/s/ John Fitzpatrick_______________________

       Name: John Fitzpatrick

       Title: CEO

PURCHASER:

The Purchaser executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Securities Purchase Agreement

Purchaser Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ___Brookstone Partners LLC______________________________________

Signature of Authorized Signatory of Purchaser: _/s/Stella Lumawag_______________________

Name of Authorized Signatory: _Stella Lumawag_______________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ______________________________________________________

Fax Number of Purchaser: ________________________________________________________

Address for Notice of Purchaser:

______________________________________________________________________________

______________________________________________________________________________

Address for Delivery of Securities for Purchaser (if not same as above):

______________________________________________________________________________

______________________________________________________________________________

Subscription Amount: $______________________________________

Number of Units Purchased: __________________________________

Principal Amount of Notes:  $__________________________________

Warrant Shares: ____________________________________________

Annex B

 PURCHASER QUALIFICATION QUESTIONNAIRE

(Confidential)

US HIGHLAND, Inc.

AN OKLAHOMA Corporation

This Questionnaire is being given to each individual who has expressed an interest in purchasing Units and becoming a security-holder in the Company.  The proposed sale of the Units are a “Private Placement” proposed to be effective without registration under the Securities Act of 1933 (the “Act”) on the basis of the exemption set forth in section 4(2) of the Act and the standards imposed by Regulation D promulgated by the Securities and Exchange Commission under the Act.

The purpose of this Questionnaire is to assure the Company, that the proposed Purchaser meets the standards imposed for application of that exemption including, but not limited to, whether the proposed Purchaser qualifies as an “accredited investor” as defined in rule 501 under the Act.  Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire you agree that the Company may present this Questionnaire to such parties as they deem appropriate if called upon under the law to establish the availability under the Act of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound.  The undersigned realizes that this Questionnaire does not constitute an offer by the Company or any sales agent to sell Shares but is a request for information.

Please print your response to each question, and where the answer to any question is “none” or “not applicable”, please so state.

Please complete and return this Questionnaire to:

US Highland, Inc.

17424 South Union Avenue,

Mounds, OK 74047

Attention: Mr. John Fitzpatrick, CEO

Telephone: 918-296-9799

If you are in doubt as to the meaning or implication of any of the terminology used in the Questionnaire, or as to the significance of any particular question, please call the telephone number above.

PURCHASER QUALIFICATION QUESTIONNAIRE

(Confidential)

US Highland, Inc.

an oklahoma Corporation

Name:	Marital Status:
Social Security No.	Profession:

Check preferred mailing address

Residence:

Phone:

Business:

Phone:

CAPACITY:

1.             Are you acting as an individual  purchasing the Units for your own personal account?

☐Yes   ☐No (If Yes Then Skip to #8)

2.             If you are not  acting as an individual purchasing for your own personal account, please specify the capacity in which you are acting (e.g. agent, trustee, partner, corporate officer, joint tenant or tenant in common).

3.             If you represent an entity, when was the entity formed?  (Please provide the filing date of the articles of incorporation, trust formation date or the agreement or certificate of partnership, where applicable).

4.             In what state, territory, possession or foreign country was the entity formed?

5.             If you represent an entity such as a corporation, partnership, trust, association, Joint Stock Company or other incorporated association, was such entity organized for the purpose of acquiring the Units?

☐Yes   ☐No (If No Then Skip to #8)

6.             If the answer to question (5) is yes, please list in the space provided below the names, addresses and telephone numbers of each beneficial owner of the entity and supply the information requested in the remaining questions below with respect to each beneficial owner of the entity. You may have each such beneficial owner complete and sign a photocopy of this form.

Name	Address	City State Zip	Telephone

7.             If you are not  purchasing as an individual, then are you any one of the following?

a.             Any of the following institutions: bank (whether acting in its individual or fiduciary capacity); insurance company; registered investment company or business development company; licensed Small Business Investment Company; an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, if the investment decision is made by a “plan fiduciary” which is either a bank, insurance company or investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000;

☐Yes   ☐No

b.             Any private business development company as defined in the Investment Advisors Act of 1940;

☐Yes    ☐No

c.             Any tax-exempt organization described in section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000.

☐Yes    ☐No

8.             Individual gross income for most two most recent tax years:

Year: _________                Income: $_______________

Year: ________                  Income: $_______________

Joint income, with spouse, for two most recent tax years:

Year: _________                Income: $_______________

Year: ________                  Income: $_______________

9.             Estimated gross income, individual or combined with spouse, for current tax year:

$_____________________

10.          Will your individual net worth, independently or jointly with your spouse, exceed $1,000,000 at the time of purchase?

☐Yes    ☐No

11.          Are you a director or executive officer of US Highland, Inc.?

☐Yes    ☐No

12.          Indicate the company employing you and, if less than five years please list previous business activity or other employment during the last five years.

Employer	Date Employed	Your Title

13.          Please circle the highest level of education you have achieved.

Elementary	High School	College/Graduate Level	Degrees
1 2 3 4 5 6 7 8	1 2 3 4	1 2 3 4 /1 2 3

15.          Has your business activity and/or employment experiences or other positions previously or currently held by you provided you with sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of this proposed investment?

               ☐Yes    ☐No

14.          Have you previously purchased securities, which were sold in reliance on the private offering exemption from registration under the Securities Act of 1933, or invested in limited partnerships or tax shelters?

               ☐Yes    ☐No

15.          Please indicate the nature and extent of your present holdings in limited partnerships or other private investment vehicles:

Number of investments:
Total Dollar Value:	Over $20,000
Over $50,000
Over $100,000
Over $200,000
No investments

16.          Indicate tax shelter investments, if any, to date:

17.          In making the investments listed in answers 16 and 17, have you relied on the advice of a Purchaser Representative (e.g. lawyer, accountant, investment advisor)?

               ☐Yes     ☐No

          If yes, please indicate the name, address and telephone number of your Purchaser Representative and the respective investments for which they give advice.

Name:
Address:
Telephone Number:
Investment:

18.          Does the above-named investment advisor have such knowledge and experience in financial and business matters that he, she or they are capable of evaluating the merits and risks of an investment in the Company?

☐Yes    ☐No

20.          Please indicate how long you have dealt with each advisor professionally and the attributes, which qualify them to knowledgeably evaluate the merits and risks of this investment.  (education, accounting certificates, SEC registration, etc.).

21.          If in connection with the proposed investment, you will receive advice from bankers, lawyers, accountants, investment advisors, or other persons please give the following information with respect to such person or persons:

                ☐Yes   ☐No

Name	Profession	Address	Telephone	Contact ?
¨Yes ¨No
¨Yes ¨No
¨Yes ¨No

22.          Can you bear the economic risks in and afford a complete loss of any investment you may make by virtue of an investment in the Company and can you afford to hold any investment therein for an indefinite period?

☐Yes   ☐No

23.          Do you understand the nature of this particular investment in the Company and the risks associated with such an investment?

☐Yes   ☐No

24.  Are you purchasing these securities for investment and not with the intent to resell them?

☐Yes    ☐No

25.          In making your investment decision you have relied on your own examination of the company and the terms of the Offering, including the merits and risks involved and acknowledge that the Units have not been recommended by any federal or state securities commission or regulatory authority or any securities commission of any other country.

☐Yes    ☐No

PURCHASER ACKNOWLEDGMENT

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company as follows:

1)            The answers contained in the Questionnaire are complete and correct and may be relied upon by the Company in determining whether this offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act of 1933, pursuant to Rule 506 or otherwise;

2)            I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the investment;

3)            I personally have knowledge and experience in financial and business matters, either alone or together with my professional advisors, to be capable of evaluating the merits and risks of my investment in the Company.

IN WITNESS WHEREOF, I have executed this Questionnaire this _______ day of 20___.

______________________________

(signature)

______________________________

(print name)

Exhibit A

Form of Note

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Dated:  June 1, 2012

                                                                                                                                                                      U.S. $850,000

CONVERTIBLE NOTE

FOR VALUE RECEIVED, US HIGHLAND, INC. (the “Company”) promises to pay to  BROOKSTONE PARTNERS LLC. or its registered assigns  (the “Holder”), the principal sum of Eight  Hundred Fifty Thousand Dollars ($850,000) in lawful currency of the United States (the “Principal Amount”) on the twelve month anniversary of the execution date hereof, or such earlier date as the Note may be permitted to be repaid as provided hereunder (the “Maturity Date”), with 10% annual interest, to the Holder on the earlier of (i) the Conversion Date (as hereafter defined) and (ii) the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) in cash.  The Company may prepay any portion of the Principal Amount without the prior written consent of the Holder.

This Note is subject to the following additional provisions:

1.                                           Other Agreements.

1.1                                        This Note has been issued pursuant to a subscription agreement between the Company and the Holder dated June 1, 2012 (the “Securities Purchase Agreement”) pursuant to which the Holder purchased this Note, and this Note is subject in all respects to the terms of the Securities Purchase Agreement and incorporates the terms of the Securities Purchase Agreement to the extent that they do not conflict with the terms of this Note.  This Note may be transferred or assigned.

2.                                           Events of Default.

2.2                          “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(a)           any default in the payment of the Principal Amount of this Note, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

(b)           the Company shall fail to observe or perform any other covenant or agreement contained in this Note or the Securities Purchase Agreement which failure is not cured, if possible to cure, within 30 calendar days after notice of such default is sent by the Holder to the Company; or

(c)           the Company or any of its subsidiaries (each a “Subsidiary”) shall commence, or there shall be commenced against the Company or any Subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary or there is commenced against the Company or any Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any Subsidiary makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any Subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any Subsidiary for the purpose of effecting any of the foregoing.

2.2          If any Event of Default occurs, the full Principal Amount, together with interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash.  Upon payment of the full Principal Amount, together with interest and other amounts owing in respect thereof, in accordance herewith, this Note shall promptly be surrendered to or as directed by the Company.  The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it.  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.                                           Conversion.

3.1                          At any time after the Financing Date until this Note is no longer outstanding, this Note may be converted into Conversion Shares at any time and from time-to-time, in whole or in part, at the option of the Holder.  The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the amount of principal to be converted and the date on which such conversion is to be effected (a “Conversion Date”); provided that the date upon which any such conversion may be effected may not be less than 5 calendar days following the date of delivery of the Notice of Conversion.  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that is 5  calendar days after such Notice of Conversion is delivered to the Company.  To effect conversions hereunder, the Holder shall not be required to physically surrender the Note to the Company unless the entire principal amount of this Note has been so converted.  Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion.  The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions.  The Company shall deliver any objection to any Notice of Conversion within 10 business days of receipt of such notice.  The Holder, by acceptance of this Note, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

3.2                          The number of Conversion Shares issuable upon a conversion of any outstanding principal under the Note shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the amount of outstanding principal to be converted and (y) is the Conversion Price (as hereinafter defined).

3.3                          Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Conversion Shares (bearing such legends as may be required by applicable law and those required by the Securities Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of Note.

3.4                          The conversion price (the “Conversion Price”) in effect on any Conversion Date shall be $0.045 per share.

3.5                          At any time after the Financing Date until this Note is no longer outstanding, this Note may be converted into Conversion Shares at any time and from time-to-time, in whole or in part, at the option of the Company.  The Company shall effect conversions by delivering to the Holder written notice of conversion specifying therein the amount of principal to be converted and the date on which such conversion is to be effected (a “Conversion Date”);

3.6                          Unless the Holder otherwise directs the Company, the Company shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note pursuant to Section 3.1 hereto, to the extent that after giving effect to such conversion, the Holder would beneficially own,  for purposes of the Securities Act of 1934, as amended (the "Exchange Act") , in excess of 9.99% (the "Maximum Percentage") of the number of Common Shares outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder shall include the number of Common Shares issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of Common Shares which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder.  Except as set forth in the preceding sentence, for purposes of this Section 3, beneficial ownership pursuant to the Exchange Act shall be calculated in accordance with Section 13(d) of the Exchange Act, except as set forth in the preceding sentence.  For purposes of this Section 3 in determining the number of outstanding Common Shares, the Holder may rely on the number of outstanding Common Shares as reflected in (x) the Company's most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of Common Shares outstanding.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of Common Shares then outstanding.  In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding Common Shares was reported.  By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.

3.7                          The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock such number of shares as is necessary in order to ensure that a sufficient number are available for the purpose of issuance of Conversion Shares upon conversion of this Note, free from pre-emptive rights or any other actual contingent purchase rights of Persons other than the Holder.  The Company covenants that all Conversion Shares shall, upon issue, be duly and validly authorized, issued and fully paid and non-assessable.

3.8                          Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of any Conversion Shares, and the number of Conversion Shares shall be rounded up or down to the nearest whole number.

3.9                          If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions in shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

4.                                           Repayment

4.1                          Repayment of this Note, including all interest, shall be due on the Maturity Date, unless earlier converted into common shares.

5.                                           Interest

5.1                          Interest on the Principal Amount shall be calculated at 10%, per annum, and be payable on June 1st of each year that the Note remains outstanding.

6.                                           Notices

6.1                          Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, Attn: John Fitzpatrick or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the address of the Holder to which this Note was delivered.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Pacific Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Pacific Standard Time) on any date and earlier than 11:59 p.m. (Pacific Standard Time) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

7.                                           Definitions.

7.1                          For the purposes hereof, in addition to the terms defined elsewhere in this Note: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement, and (ii) the following terms shall have the following meanings:

(a)           “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of Oklahoma are authorized or required by law or other government action to close.

(b)           “Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

(c)           “Conversion Date” has the meaning set forth in Section 3.5 hereof.

(d)           “Conversion Price” has the meaning set forth in Section 3.4 hereof.

(e)           “Conversion Share” means shares of the Company’s Common Stock into which principal and Interest due pursuant to this Note may be converted.

(f)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g)           “Financing Date” means the date on which the Principal Amount is delivered to the Company by the Investor.

(h)           “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(i)            “Trading Day” means a day on which the shares of Common Stock are traded on a trading market on which the shares of Common Stock are then listed or quoted, provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

8.                                           Replacement of Note if lost or destroyed.

8.1                          If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

9.                                           Governing law.

9.1                          All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Oklahoma, without regard to the principles of conflicts of law thereof.

10.                                        Waivers

10.1                        Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.  Any waiver must be in writing.

11.                                        Usury

11.1                                    If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12.                                        Next business day

12.1                        Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date first above indicated.

US HIGHLAND, INC.
By:/s/ John Fitzpatrick John Fitzpatrick-CEO

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Note of US Highland, Inc., an Oklahoma corporation (the “Company”), due on ____________________, 201___, into shares of the Company’s common stock (each a “Share”) as of the date written below.  The undersigned will pay all transfer taxes, intangible or other taxes payable with respect hereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Shares.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Accrued Interest to be Converted:

Number of  Shares to be issued:

Signature:

Name:

Address:

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Exhibit B

Form of Warrant

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Warrant No. 2012-__

US HIGHLAND, INC.

(an Oklahoma corporation)

Warrant for the Purchase of 212,500
Shares of Common Stock, Par Value $0.001

This Warrant Will Be Void
After 5:00 P.M. Pacific Time
On June 1, 2015

These securities have not been registered with the U.S. Securities and Exchange Commission (the
“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in reliance on exemptions from registration provided in Section 4(2) of the
Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of 1996.

THIS WARRANT (this “Warrant”) certifies that, for value received, Brookstone Partners LLC. or its registered assigns (the “Holder” or “Holders”), is entitled, at any time on or before 5:00 p.m. Pacific Standard Time on June 1, 2015, to subscribe for, purchase, and receive 212,500  shares (the “Shares”) of fully paid and non-assessable common stock, par value $0.001 (the “Common Stock”) of US Highland, an Oklahoma corporation (the “Company”). This Warrant is exercisable to purchase the Shares at the lower of: (i) a price of $0.20 per share or (ii) 75% of the average Closing Bid Price for the thirty Trading Days immediately preceding the Exercise Date (the “Exercise Price”). The number of Shares to be received on exercise of this Warrant and the Exercise Price may be adjusted on the occurrence of certain events as described herein. If the rights represented hereby are not exercised by 5:00 p.m. Pacific Standard Time on June 1, 2015, this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

Subject to the terms set forth herein, this Warrant may be assigned by the Holder in whole or in part by execution of the form of assignment attached hereto or may be exercised by the Holder in whole or in part by execution of the form of exercise attached hereto and payment of the Exercise Price in the manner described above, all subject to the terms hereof.

1.                   Exercise of Warrants. The Holder shall have the rights of a stockholder only with respect to Shares fully paid for by the Holder under this Warrant. On the exercise of all or any portion of this Warrant in the manner provided above, the Holder exercising the same shall be deemed to have become a Holder of record of the Shares as to which this Warrant is exercised for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time, but in no event longer than 10 days after this Warrant shall have been exercised as set forth above. If this Warrant shall be exercised in respect to only a part of the Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Shares with respect to which this Warrant shall not have been exercised.

2.                   Assignment of Warrants. In the event this Warrant is assigned in the manner provided herein, the Company, upon request and upon surrender of this Warrant by the Holder at the principal office of the Company accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Warrant on the books of the Company. If the assignment is in whole, the Company shall execute and deliver a new Warrant or Warrants of like tenor to this Warrant to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder; and if the assignment is in part, the Company shall execute and deliver to the appropriate assignee a new Warrant or Warrants of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Shares as shall be contemplated by any such agreement, and shall concurrently execute and deliver to the Holder a new Warrant of like tenor to this Warrant evidencing the right to purchase the remaining portion of the Shares purchasable hereunder that have not been transferred to the assignee.

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3.                     Fully Paid Shares. The Company covenants and agrees that the Shares that may be issued on the exercise of this Warrant will, on issuance pursuant to the terms of this Warrant, be fully paid and nonassessable, free from all taxes, liens, and charges with respect to the issue thereof, and not issued in violation of the preemptive or similar right of any other person. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of Shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.                   Adjustment of Exercise Price and Number of Shares.

(a)           Adjustment of Exercise Price and Number of Shares. The number of Shares purchasable on the exercise of this Warrant and the Exercise Price shall be adjusted appropriately from time to time as follows:

(i)                   In the event the Company shall declare a dividend or make any other distribution on any capital stock of the Company payable in Common Stock, rights to purchase Common Stock, or securities convertible into Common Stock, or shall subdivide its outstanding shares of Common Stock into a greater number of shares or combine such outstanding stock into a smaller number of shares, then in each such event, the number of Shares subject to this Warrant shall be adjusted so that the Holder shall be entitled to purchase the kind and number of Shares of Common Stock or other securities of the Company that it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto; an adjustment made pursuant to this subsection (a) shall become effective immediately after the effective date of such event retroactive to the record date for such event.

(ii)                 No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of this Warrant; provided, however, that any adjustments that by reason of this subsection (a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(iii)                Whenever the number of Shares purchasable on the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable on exercise shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable on the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

(iv)               Whenever the number of Shares purchasable on the exercise of this Warrant or the Exercise Price of such Shares is adjusted, as herein provided, the Company shall cause to be promptly mailed by first class mail, postage prepaid, to the Holder of this Warrant notice of such adjustment or adjustments and shall deliver a resolution of the board of directors of the Company setting forth the number of Shares purchasable on the exercise of this Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment, together with the computation by which such adjustment was made. Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

(v)                 All such adjustments shall be made by the board of directors of the Company, which shall be binding on the Holder in the absence of demonstrable error.

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(b)            No Adjustment in Certain Cases. No adjustments shall be made in connection with:

(i)                   the issuance of any Shares on the exercise of this Warrant;

(ii)                 the conversion of shares of Preferred Stock;

(iii)                the exercise or conversion of any rights, options, warrants, or convertible securities containing the right to purchase or acquire Common Stock;

(iv)               the issuance of additional Shares or other securities on account of the anti-dilution provisions contained in or relating to this Warrant or any other option, warrant, or right to acquire Common Stock;

(v)                 the purchase or other acquisition by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock; or

(vi)               the sale or issuance by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock or other securities pursuant to options, warrants, or other rights to acquire Common Stock or other securities.

                  5.           Notice of Certain Events. In the event of:

(a)                 any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights;

(b)                 any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to any other person, or any consolidation, share exchange, or merger involving the Company; or

(c)                 any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company will mail to the Holder(s) of this Warrant, at least 20 days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of such dividend, distribution, or right; or the date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur and the terms and conditions of such transaction or event.

 6.            Limitation of Transfer. Subject to the restrictions set forth in paragraph 7 hereof, this Warrant is transferable at the offices of the Company. On such transfer, every Holder hereof agrees that the Company may deem and treat the registered Holder(s) of this Warrant as the true and lawful owner(s) thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

 7.            Disposition of Warrants or Shares. Each registered owner of this Warrant, by acceptance hereof, agrees for itself and any subsequent owner(s) that, before any disposition is made of any Warrants or Shares of Common Stock, the owner(s) shall give written notice to the Company describing briefly the manner of any such proposed disposition. No such disposition shall be made unless and until:

(a)           the Company has received written assurances from the proposed transferee confirming a factual basis for relying on exemptions from registration under applicable federal and state securities laws for such transfer or an opinion from counsel for the Holder(s) of the Warrants or Shares stating that no

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registration under the Securities Act or applicable state statute is required with respect to such disposition; or

(b)           a registration statement under the Securities Act has been filed by the Company and declared effective by the SEC covering such proposed disposition and the disposition has been registered or qualified, or is exempt therefrom, under the state having jurisdiction over such disposition.

8.                     Restricted Securities: Registration of Securities. The Holder acknowledges that this Warrant is, and that the Shares issuable on exercise hereof will be, “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. Accordingly, this Warrant must be taken for investment and held indefinitely. Likewise, any Shares issued on exercise of this Warrant must be taken for investment and held indefinitely and may not be resold unless such resale is registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. A legend to the foregoing effect shall be placed conspicuously on the face of all certificates for Shares issuable on exercise of this Warrant.

9.                     Reports under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell the Shares issuable on exercise of this Warrant, the Company shall, until such Shares may be resold pursuant to the provisions of Rule 144 or any similar provision:

(a)                 make and keep public information available, as those terms are understood and defined in SEC Rule 144;

(b)                 file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934; and,

(c)                 furnish to any Holder, forthwith upon request: (i) a written statement by the Company that it has complied with Rule 144, the Securities Act and the Securities Exchange Act of 1934, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-2 or Form S-3; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

10.                Governing Law. This Warrant shall be construed under and be governed by the laws of the state of Oklahoma.

11.                Notices.    Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

12.                Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

13.                Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

14.                Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders of this Warrant from the Initial Exercise Date through the Termination Date, and shall be enforceable by any such Holder or holder of Warrant Shares.

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15.                Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

16.                Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

17.                Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

18.                Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

19.          Taxes.  The Company will pay all taxes in respect of the issue of this Warrant or the Shares issuable upon exercise thereof.

DATED this 1st day of June, 2012.

US HIGHLAND, INC.

By: __/s/ John Fitzpatrick____________________

       John Fitzpatrick, CEO

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Notice of Exercise
(to be signed only upon exercise of Warrant)

TO:          US HIGHLAND, INC.

The undersigned, the owner of the attached Warrant, hereby irrevocable elects to exercise the purchase rights represented by the Warrant for, and to purchase thereunder,      ____________________shares of Common Stock of US Highland, Inc., and herewith makes payment of $____________________  therefore. Please issue the shares of Common Stock as to which this Warrant is exercised in accordance with the instructions set forth below and, if the Warrant is being exercised with respect to less than all of the Shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the Shares purchasable under the attached Warrant.

DATED this_____ day of___________ , 20___ .

Signature:_________________________________

Signature Guaranteed:________________________

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:                                                                                                                                 _____________________________

(Please Type or Print) Address:

                                                                                                                               _________________________________
                                                                                                                               _________________________________
                                                                                                                               _________________________________

NOTICE: The signature to the form of purchase must
correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.